Fees Summary	May 19, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 4,786.62
Total Fee Amount	4,786.62
Total Transaction Valuation	34,660,562.71
Total Offset Amount	0
Net Fee	$ 0
Offset Table N/A	N/A